Goodwill (Tables)	12 Months Ended
Dec. 31, 2018
Intangible Assets [Abstract]
Reconciliation of changes in goodwill
The change in carrying value is as follows:

	Cost	Accumulated impairment loss	Carrying amount
	$	$	$
At January 1, 2017	7,553	—	7,553
Impact of foreign exchange rate changes	1,060	—	1,060
At December 31, 2017	8,613	—	8,613
Impact of foreign exchange rate changes	(403)	—	(403)
At December 31, 2018	8,210	—	8,210

Management's evaluation of impairment in goodwill is based on estimates that are derived from our licensee's projected sales of Macrilen for 2019 (both units and selling price), annual revenue growth rate, growth in operating expenses, the effect of future costs of the pediatric development program (the "PIP") and discount rate for generating the Company's net present value. There was no impairment assessed at December 31, 2018.